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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A
                               (Amendment No. 2)


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  JUNE 7, 1995
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                             RULE INDUSTRIES, INC.
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                (Exact name of issuer as specified in charter)


MASSACHUSETTS                      0-8740                       04-2384630
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(Sate or other             (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


  70 BLANCHARD ROAD, BURLINGTON, MASSACHUSETTS                      01803
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (617) 272-7400
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On June 7, 1995, the Registrant dismissed Deloitte & Touche LLP ("Deloitte") as its principal accountant and engaged KPMG Peat Marwick LLP ("KPMG") as its principal accountant. The decision to change accountants has not yet been approved by the Registrant's Board of Directors or The Audit Committee.

(b) Other than the following, Deloitte's report on the Registrant's financial statements for either of the past two years has not contained an adverse opinion or a disclaimer of opinion, and has not been qualified or modified as to uncertainty, audit scope, or accounting principles.

     Deloitte's report on the Registrant's financial statements for year ended August 31, 1993 states: "The Company is involved in certain antitrust litigation. In a unanimous decision dated November 23, 1993, the U.S. Court of Appeals reversed a previous jury verdict against the Company, and entered a judgement in favor of the Company. This decision may be appealed by the Plaintiff".

     As anticipated, the Plaintiff's application for review to the U.S. Supreme Court was denied on June 20, 1994.

     In addition, during the Registrant's two most recent fiscal years and the subsequent interim period preceding its dismissal (i) there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or
     procedure       . (ii) There has been one reportable event (as described in
     Item 304 of Regulation S-K). In it's letter to the Board of Directors, dated December 12, 1994 relating to the Company's fiscal year ended August 31, 1994, Deloitte reported a material weakness in the Company's internal control structure relating to inventory accounting and control procedures and the physical inventory compilations at the Company's Deerfield, Ma. Facility. Any material adjustments were made and no material misstatement existed.

     The Company has subsequently adjusted its procedures for physical inventory valuation to take into account the recommendations of Deloitte. Management believes the inventory values presented in its financial statements are fairly stated for all periods reported.

(c) The Registrant has not consulted with KPMG regarding any accounting or audit matters during its two most recent fiscal years or the subsequent interim period prior to engaging KPMG.

(d) The Registrant has provided Deloitte with a copy of this report no later than the date this report is filed with the Securities and Exchange Commission and has requested that Deloitte furnish it with the letter described in Item 304 of Regulation S-K.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Exhibit No.                 Description
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         16            Letter of Deloitte & Touch LLP


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RULE INDUSTRIES, INC.


Date:  June 27, 1995                   By:   /s/ William N. Anastos
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                                          William N. Anastos, President